EXHIBIT 10.3

               AMENDMENT NO. 1 TO LOAN AND NOTE PURCHASE AGREEMENT

         Amendment No. 1 to Loan and Note Purchase Agreement (the "Amendment") is entered into as of this 30th day of June, 1999 by and among eGlobe, Inc., formerly known as Executive TeleCard, Ltd., ("Parent"), eGlobe Financing Corporation ("eGlobe Financing"), IDX Financing Corporation, a Delaware
corporation ("IDX Financing"), Telekey Financing Corporation, a Delaware corporation ("Telekey Financing") and EXTL Investors, LLC ("Investor").

                  WHEREAS, Parent, eGlobe Financing and Investor entered into a Loan and Note Purchase Agreement dated April 9, 1999 (the "Purchase Agreement"); and

                  WHEREAS, the parties desire to make certain amendments to the Purchase Agreement.

                  NOW THEREFORE, the parties hereto do hereby agree as follows:

                  1. IDX Financing and Telekey Financing shall each be added as co-makers of the 5% Secured Notes (the "Secured Notes") and the revolving note based on the balance of accounts receivable (the "A/R Note" and collectively with the Secured Notes, the "Notes"), and together with eGlobe Financing will have joint and several liability for any obligations under the Notes and the Security Agreement (as such term is defined under the Purchase Agreement.

                  2. Section 1.2(f) of the Purchase Agreement shall be amended by deleting all of said section and replacing the deleted language with a new
Section 1.2(f) that reads as follows:

                           (f) Security  Agreement;  Asset  Transfer.  The Notes
                  shall be secured by and shall be entitled to the benefits of a Security Agreement (the "Security Agreement") substantially in the form attached hereto as Exhibit F to be entered into by the Companies and the Investor at the Second Closing. At or prior to the Second Closing, the Parent shall (i) convey or cause its subsidiaries (except for IDX International, Inc. ("IDX") and Telekey, Inc. ("Telekey") to convey to eGlobe Financing, on the terms and conditions set forth in the transfer documents reasonably acceptable to the Investor (the "eGlobe Financing Transfer Documents"), the assets described in Exhibit G-1 presently owned by such transferors; (ii) cause IDX to convey to IDX Financing, on the terms and conditions set forth in the transfer documents reasonably acceptable to the Investor (the "IDX Financing Transfer Documents"), the assets described in Exhibit G-1 presently owned by IDX; and
                  (iii)  cause  Telekey to convey to Telekey  Financing,

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                  on  the  terms  and  conditions  set  forth  in  the  transfer documents reasonably  acceptable to the Investor (the "Telekey
                  Financing  Transfer  Documents"),   the  assets  described  in
                  Exhibit G-1 presently owned by Telekey. The Parent shall cause its subsidiaries to convey to the relevant Company, during the period in which the Notes are outstanding, all assets acquired after the date hereof which are described in Exhibit G-2. (If such assets cannot be conveyed without violating the terms of Material Contracts, the Parent or relevant subsidiary shall enter into a comparable security agreement granting a security interest, to the extent permitted by applicable Material Contracts.) In the event that any of the transferred assets
                  are  already   encumbered  by  an  Encumbrance   that  is  not
                  prohibited hereunder, it is intended that the Investor would receive a second priority security interest to the extent permitted by the documents evidencing the first security interest, and the Company and the Parent agree to use all reasonable efforts to obtain such consents as may be necessary from the holders of such first security interests to allow a second security interest to be placed on such assets for the benefit of the Investor.

                  3. Section 2.3(a) of the Purchase Agreement shall be amended by replacing all references to the "Company" with "eGlobe Financing."

                  4. The  Purchase  Agreement  shall be  amended by adding a new
Section 2.3(c) and (d) which shall read as follows:

                                    (c)  The  authorized  capital  stock  of IDX
                  Financing consists of 4,000 shares of common stock of which 100 shares are validly issued and outstanding, fully paid and non-assessable, all of which are held (directly or indirectly) by Parent free and clear of all Encumbrances, and 1,000 shares of preferred stock, none of which are issued or outstanding. There are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of IDX Financing or obligating IDX Financing to issue or sell any shares of capital stock of, or other equity interests in IDX Financing, including any securities directly or indirectly convertible into or exercisable or exchangeable for any capital stock or other equity securities of IDX Financing, expect for options or rights held by the Parent. All shares of common stock of IDX Financing are duly and validly issued, fully paid and nonassessable.

                                    (d) The authorized  capital stock of Telekey
                  Financing consists of 2,000 shares of common stock of which 100 shares are validly issued and outstanding, fully paid and non-assessable, all of which are held (directly or indirectly) by Parent free and clear of all

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                  Encumbrances,  and 1,000  shares of preferred  stock,  none of which  are  issued  or  outstanding.  There  are  no  options,
                  warrants  or  other  rights,   agreements,   arrangements   or
                  commitments of any character relating to the issued or unissued capital stock of Telekey Financing or obligating Telekey Financing to issue or sell any shares of capital stock of, or other equity interests in Telekey Financing, including any securities directly or indirectly convertible into or exercisable or exchangeable for any capital stock or other equity securities of Telekey Financing, expect for options or rights held by the Parent. All shares of common stock of Telekey Financing are duly and validly issued, fully paid and nonassessable.

                  5. The "Company" shall refer to each of eGlobe Financing, IDX Financing and Telekey Financing for all other purposes under the Purchase Agreement, except with respect to Section 2.6 (Financial Statements) and where the context requires otherwise.

                  6. Copies of all notices to IDX Financing and Telekey Financing shall be sent c/o eGlobe, Inc. to its principal place of business, attention "Chairman."

                  7. Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Purchase Agreement. All terms and provisions of the Purchase Agreement and amendments thereto, as amended hereby, shall continue in full force and effect, and are hereby confirmed in all respects.

                  8. This Amendment No. 1 to Loan and Note Purchase Agreement may be executed in several counterparts, each of which is an original, but all of which together constitute one and the same agreement.

                  9. All corporate law matters arising under this Amendment No. 1 to Loan and Note Purchase Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and all other matters arising under this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, in each case regardless of the laws that might otherwise govern under applicable principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Texas or the state courts of the State of Texas in connection with any dispute arising under this Amendment No. 1 to Loan and Note Purchase Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF,  the parties have executed this Amendment as of the date first set forth above.

                                   EGLOBE, INC.

                                   By:__________________________________
                                   Name/Title:__________________________


                                   EGLOBE FINANCING CORPORATION

                                   By:__________________________________
                                   Name/Title:__________________________


                                   IDX FINANCING CORPORATION

                                   By:__________________________________
                                   Name/Title:__________________________


                                   TELEKEY FINANCING CORPORATION

                                   By:__________________________________
                                   Name/Title:__________________________


                                   EXTL INVESTORS, LLC

                                   By:__________________________________
                                   Name/Title:__________________________


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